SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 9, 2004

                          STORAGE COMPUTER CORPORATION
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             (Exact Name of Registrant as specified in its charter)

      DELAWARE                        1-13616                     02-045093

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(State or other jurisdiction  (Commission File Number)          (IRS Employer
    of incorporation)                                        Identification No.)

     11 Riverside Street, Nashua, NH                    03062-1373

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 (Address of Principal Executive Offices)               (Zip Code)

                                 (603) 880-3005

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               Registrant's telephone number, including area code:

                                 Not Applicable

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       (Registrant's Name or Former Address, if Change Since Last Report)





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Item 5.    Other Events and Regulation FD Disclosure.

     The Company issued a press release on March 5, 2004 announcing the appointment of Michael J. O'Donnell as Chief Financial Officer, a copy of which is attached as Exhibit 99.1.

Exhibits

      99.1*    Press Release dated March 5, 2004
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* Furnished herewith




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2004                          STORAGE COMPUTER CORPORATION


                                             By: /s/ Theodore J. Goodlander
                                                 ---------------------------
                                             Name:  Theodore J. Goodlander
                                             Title: Chief Executive Officer